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                                                                    EXHIBIT 10.2


                             CT COMMUNICATIONS, INC.
                              EMPLOYMENT AGREEMENT
                                 DAVID ARMISTEAD

                                November 14, 2003

This Employment Agreement outlines the key terms and conditions of CT Communications, Inc.'s (CTC's) offer being extended to you. Please note the following information:


GENERAL

Position Title:                   General Counsel and Corporate Secretary
--------------

Start Date:                       January 5, 2004
----------

Reporting To:                     Mike Coltrane, President and CEO
------------

Duties:                           Such services and duties required of the
------                            position of General Counsel and Corporate
                                  Secretary or such other positions,
                                  assignments, services and duties as
                                  management may from time to time designate in the absolute and sole discretion of the Company.

Next Review Date:                 January 1, 2005 following start date and
----------------                  January 1st thereafter.



COMPENSATION                      Compensation package includes a combination
                                  of base salary, annual and long-term
                                  incentive, signing bonus and other
                                  allowances and perquisites as follows:

Base Salary:                      $13,750 monthly (equivalent to $165,000 per
-----------                       year), less applicable deductions required by
                                  law.

Annual Incentive Bonus:           The General Counsel and Corporate Secretary
----------------------            is eligible to participate in CTC's Executive
                                  Annual Incentive Plan, based upon a
                                  combination of CTC corporate operational and financial objectives. Objectives are weighted based upon their level of importance to the Company. Pursuant to current Plan terms, the General Counsel and Corporate Secretary qualifies for an annual payout potential of 15% at gate, 35% at target, and 70% at stretch. Payout percentages are applied to an executive's annualized base salary. Actual payouts currently consist of a combination of cash
                                  (75%) and restricted common stock (25%) and are paid as soon as practical following the end of the plan year, if and as eligible.

                                  Your effective date of participation in the Annual Incentive Plan will be January 1, 2004.

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Long Term Incentive Bonus:        In addition to the Executive Annual Incentive
-------------------------         Plan referenced above, the General Counsel and
                                  Corporate Secretary is generally eligible to participate in the Executive Long-Term
                                  Incentive Plan, based upon corporate
                                  financial objectives. Current long-term
                                  incentive cycles are three years in
                                  duration, as set forth in the Company's
                                  2003-2005 Long-Term Incentive Plan (the
                                  "2003 LTIP"). Pursuant to the 2003 LTIP, the
                                  General Counsel and Corporate Secretary
                                  qualifies for a long-term plan payout
                                  potential totaling 30% at gate, 50% at
                                  target, and 100% at stretch. Payout
                                  percentages are applied to an executive's annualized base salary, effective the end of December of the last year in the three-year cycle. Actual payouts currently consist of a combination of cash, restricted common stock and nonqualified stock options and are paid as soon as practical following the end of the last year in the applicable three-year cycle, if and as eligible.

                                  Your effective date of participation in the nonqualified stock option portion of the LTIP will be January 1, 2004. Your effective date of participation in the cash and restricted stock portion of the LTIP will be the first day of the calendar month following your date of employment. The first two years of eligibility in the cash and restricted stock portion of the LTIP are prorated based upon the length of time covered during the period.

Signing Bonus:                    * $25,000 less applicable taxes. A prorated
-------------                     portion is payable back to the Company if
                                  termination occurs within the first 12
                                  months following employment date.
                                  * 4000 shares of CTC restricted stock with 2000 shares vesting January 1, 2005 and 2000 shares vesting January 1, 2006.

Car Allowance:                    $666.67 monthly (equivalent to $8,000 per
-------------                     year), less applicable deductions required by
                                  law.

Relocation:                       $60,000 to be advanced as needed for
----------                        relocation expenses. A prorated portion is
                                  subject to repayment if employment is
                                  terminated within first 12 months following employment date.


EXECUTIVE BENEFITS

Enhanced Benefits:                The General Counsel and Corporate Secretary
-----------------                 is eligible to participate in enhanced life
                                  insurance, short-term disability and
                                  long-term disability benefits provided by
                                  CTC. The current life insurance benefit is a Company owned whole life policy that provides a death benefit based upon predetermined levels of coverage. Executives elect a beneficiary of their choosing and have limited tax liability. The current LTD benefit is intended to supplement the standard Company policy to provide 70% of total

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                                 cash compensation (base salary + cash
                                 portion of incentive bonus award) in the event of disability.

Excess Plan:                     The General Counsel and Corporate Secretary
-----------                      is eligible to participate in the Company's
                                 Executive Nonqualified Excess Plan ("Excess
                                 Plan"). Pursuant to current terms, the
                                 Excess Plan is a nonqualified savings
                                 program offered to Executives that operates in similar fashion to the Company's 401(k)
                                 Plan. The Plan allows Executives the
                                 opportunity to make additional pretax
                                 contributions over and above what they could contribute through a 401(k) Plan alone. The
                                 Excess Plan also provides an enhanced
                                 employer matching contribution over and
                                 above what is provided through the 401(k)
                                 Plan.


STANDARD EMPLOYEE BENEFITS

Group Insurance:                 Health Insurance (Rate based upon plan choice)
---------------                  Dental Insurance (Rate based upon plan choice)
                                 Basic Life Insurance (1.5 x base salary up to $300,000 max)
                                 Supplemental Life (Up to 4 x base salary subject to plan provisions)
                                 Dependent Life (Company provided and optional)
                                 AD&D (1.5 x base salary up to $300,000 max)
                                 Voluntary AD&D (optional coverage for employee and family)

                                 Except where otherwise enrolled as a
                                 participant, group insurance benefits
                                 generally commence at the beginning of the calendar month following 60 days of employment.

Vacation:                        Four weeks per year, pursuant to Company
--------                         policy.

Personal Days:                   Two days per year, pursuant to Company policy.
-------------

Holidays:                        Nine days per year, pursuant to Company policy.
---------


SAVINGS AND RETIREMENT BENEFITS

Savings Plus Plan (401k):        Qualified plan with current scheduled and
------------------------         supplemental matching contributions.

Retirement Plan:                 Qualified retirement plan provided by the
---------------                  Company.

Employee Stock Purchase Plan:    Voluntary plan offering after-tax employee
----------------------------     contributions through payroll deductions.


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ADDITIONAL INFORMATION

The above outline of general position terms is applicable only during your employment with CTC. The amount, existence and extent of your base compensation and car allowance and the procedure for compensating you may be modified at any time by (a) mutual agreement of the Company and you; or (b) the Company without your consent upon advance notice to you. In addition, except where otherwise set forth above or currently enrolled as a participant, your ability to qualify for, participate in and receive potential payments and benefits under CTC's incentive, benefits, retirement, stock and other programs referenced above is subject to the applicable terms and conditions of those plans as they may be established, modified, amended, replaced or eliminated from time to time in the absolute and sole discretion of the Company, with or without advance notice.

Nothing in this Agreement or in any prior or subsequent communications to you shall in any way create an express or implied employment contract with you for a specific term. Rather, your employment with CTC is and will be at the will of the Company, and you, in turn, may likewise leave your employment with CTC at any time.


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Preconditions to Agreement:       This offer is contingent upon your review and
--------------------------        simultaneous signing of a Confidentiality/
                                  Change In Control/Non-Compete Agreement and your successful completion of a drug test.

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Signed:

/s/ David Armistead       11/14/03          /s/ Richard L. Garner, Jr.  11/14/03
----------------------------------          ------------------------------------
David Armistead               Date          Richard L. Garner, Jr.          Date
                                            CT Communications, Inc.






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